MAINSTAY INSTITUTIONAL FUNDS INC.
                                Value Equity Fund
                               Indexed Equity Fund
                                Multi-Asset Fund

                         Supplement dated March 3, 1999
                       to the Prospectus dated May 1, 1998


Richard A. Rosen has assumed Jeffrey A. Simon's responsibilities as a Portfolio Manager of the Value Equity Fund. Mr. Simon is no longer with MacKay-Shields Financial Corporation ("MacKay-Shields"), the investment sub-adviser to the Value Equity Fund. Accordingly, Mr. Simon's biography which appears on page 24 of the prospectus is hereby deleted and replaced with Mr. Rosen's biography as follows: Mr. Rosen is a Director at MacKay-Shields in the Equity Division. He joined MacKay-Shields in January 1999 after working as a Managing Director responsible for equity securities at Prudential Investments from August 1991 to January 1999.

Stephen B. Killian serves as a Portfolio Manager of the Indexed Equity Fund along with James A. Mehling. Accordingly, Mr. Killian's biography is hereby added to page 21 of the prospectus as follows: Mr. Killian is a Vice President with portfolio management responsibility for international equity funds, active quantitative equity portfolios and development of quantitative strategies at Monitor Capital. He joined Monitor Capital in 1997 after working as a Partner and Senior Portfolio Manager at RhumbLine Advisers from 1992 to 1997. Mr. Killian is a candidate in the CFA Program.

Jonathan B. Swaney serves as a Portfolio Manager of the Multi-Asset Fund along with James A. Mehling. Accordingly, Mr. Swaney's biography is hereby added to page 23 of the prospectus as follows: Mr. Swaney is a Portfolio Manager at Monitor Capital, whose primary responsibility is asset allocation. He joined Monitor Capital in 1997 after working as the Manager of a tax advantaged equity index product at Pine Grove Partners, a hedge fund, from 1995 to 1997 and as a fixed income statistician at The Vanguard Group, Inc. from 1993 to 1995. Mr. Swaney has completed Level I of the CFA Program.